UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  November 1, 2004
                                            ----------------


                            American River Bankshares
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                    0-31525                 68-0352144
----------------------------         ------------           ------------------
(State or other jurisdiction         (Commission              (IRS Employer
     Of incorporation)               File Number)           Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California           95815
--------------------------------------------------------         --------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code      (916) 565-6100
                                                       ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3
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Item 8.01. Other Events.

Registrant issued a press release November 1, 2004 announcing that the Registrant surpassed $100 million in market capitalization. The foregoing description is qualified by reference to the press release attached here to as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits

                  (99.1) Press release dated November 1, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
November 1, 2004                    Mitchell A. Derenzo, Chief Financial Officer


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

                                INDEX TO EXHIBITS


Exhibit No.       Description                                         Page
-----------       -----------                                         ----

  99.1            Press release of American River                      4
                  Bankshares dated November 1, 2004




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